SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549




                             FORM 8-K

                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       May 20, 1999



              RAWLINGS SPORTING GOODS COMPANY, INC.
      (Exact name of Registrant as specified in its charter)

    Delaware                  0-24450                  43-1674348
(State or other      (Commission File Number)      (I.R.S. Employer
jurisdiction of                                    Identification No.)
Incorporation)


  1859 Intertech Drive, Fenton, Missouri             63026
 (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code    (314) 349-3500


________________________________________________________________
  (Former name or  former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     On May 20, 1999, the Company issued a press release regarding the Company's cooperation with the Consumer Product Safety Council in a voluntary recall of certain of the Company's aluminum softball bats. A copy of the press release is attached as Exhibit 99.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:   None

     (b)  PRO FORMA FINANCIAL INFORMATION:   None

     (c)  EXHIBITS:

          99 Company press release, dated May 20, 1999, regarding the consumer recall of certain products.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              RAWLINGS SPORTING GOODS COMPANY,
                              INC.



Date: June 4, 1999            By:  /s/ Stephen M. O'Hara
                                 Stephen M. O'Hara, Chief Executive Officer

                          EXHIBIT INDEX



EXHIBIT
NUMBER    DESCRIPTION                                                PAGE

99 Company press release, dated May 20, 1999, regarding the consumer recall of certain products.